MERCER FUNDS

SUPPLEMENT TO THE PROSPECTUS

DATED MARCH 31, 2019 AS SUPPLEMENTED APRIL 16, 2019

The date of this Supplement is April 30, 2019.

The following changes are made in the Prospectus of the Mercer Funds (“Prospectus):

I.	The Board of Trustees of the Mercer Funds have approved the appointment of River Road Asset Management, LLC (“River Road”) as subadvisor to the Mercer US Small/Mid Cap Equity Fund (the “Fund”). Effective April 30, 2019, River Road began managing an allocated portion of the Fund and BNY Mellon Asset Management North America Corporation was terminated as subadvisor to the Fund. Upon the effectiveness of such subadvisor changes, the Prospectus is amended as described below.

1.                  All references in the Prospectus to BNY Mellon Asset Management North America Corporation are deleted.

2.                  The following information relating to River Road as subadvisor to the Fund, is hereby added under the section titled “Fund Management - Subadvisors and Portfolio Managers” on page 13 of the Prospectus:

River Road Asset Management, LLC

•	J. Justin Akin, Vice President & Portfolio Manager, joined River Road in 2005 and began managing River Road’s allocated portion of the Fund’s portfolio in April 2019.
•	R. Andrew Beck, President & CEO, Senior Portfolio Manager, joined River Road in 2005 and began managing River Road’s allocated portion of the Fund’s portfolio in April 2019.
•	James C. Shircliff, CFA, Chief Investment Officer & Senior Portfolio Manager, joined River Road in 2005 and began managing River Road’s allocated portion of the Fund’s portfolio in April 2019.

3.       In the section titled “The Subadvisors,” beginning on page 63 of the Prospectus the following paragraphs relating to River Road, as subadvisor to the Mercer US Small/Mid Cap Equity Fund, are hereby added:

River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202, serves as a subadvisor to the Fund. Affiliated Managers Group, Inc. holds an indirect, majority equity interest in River Road, and members of River Road’s senior management team hold a substantial minority equity interest in the firm.

The portfolio managers who are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio are J. Justin Akin, R. Andrew Beck and James C. Shircliff, CFA. Mr. Akin has been Portfolio Manager for River Road since 2012. From 2005-2012, Mr. Akin served as Equity Research Analyst and Senior Equity Research Analyst for River Road. Mr. Beck has been President of River Road since 2005 and Chief Executive Officer of River Road since 2011. Mr. Shircliff has been Chief Investment Officer of River Road since 2005.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, River Road’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk. River Road uses systematic and dynamic proprietary research to analyze companies based on investment criteria such as one or more of the following:

•	Security price that is at a discount to its assessed valuation as determined by River Road’s unique and proprietary Absolute Value® approach

•	Attractive business model

•	Shareholder-oriented management

•	Financial strength

•	Undiscovered, underfollowed, misunderstood.

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a structured sell discipline.

II.	Joseph Chi has stepped down from his role as Co-Head of Portfolio Management and Chair of the Investment Committee at Dimensional Fund Advisors LP, a subadvisor to the Mercer Emerging Markets Equity Fund. Bhanu P. Singh, Senior Portfolio Manager and Vice President, has joined the team responsible for Dimensional’s allocated portion of the Fund. Accordingly, all references in the Prospectus to Mr. Chi are hereby deleted and replaced with the following
•	Bhanu P. Singh, Senior Portfolio Manager and Vice President of Dimensional, joined Dimensional in 2003. Mr. Singh began managing Dimensional’s allocated portion of the Fund’s portfolio in March 2019.

III.	Effective April 26, 2019, Janus Capital Management LLC has been terminated as a subadvisor to the Mercer Emerging Markets Equity Fund. Accordingly, all references to Janus Capital Management LLC in the prospectus are hereby deleted.